UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2012

BOSTON CAPITAL TAX CREDIT FUND III L.P.

(Exact name of registrant as specified in its charter)

Delaware	0-21718	52-1749505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Boston Place, Suite 2100, Boston, Massachusetts  02108
(Address of principal executive offices)           (Zip Code)
(617) 624-8900

(Registrant's telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

BOSTON CAPITAL TAX CREDIT FUND III L.P. (the "Company") was informed by Reznick Group, P.C. ("Reznick Group"), the Company's independent registered public accounting firm, that it has entered into a business combination with J. H. Cohn, LLP ("J. H. Cohn"). In connection with the business combination J.H. Cohn legally changed its name to CohnReznick LLP ("CohnReznick") and continues to be registered with the PCAOB. On October 29, 2012, Reznick Group resigned as the Company's independent registered public accounting firm. The Audit Committee of the Company's Board of Directors has approved the appointment of CohnReznick as the Company's independent registered public accounting firm, effective October 29, 2012.

Reznick Group's reports on the Company's financial statements for the fiscal years ended March 31, 2012 and March 31, 2011, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended March 31, 2012 and March 31, 2011, and the subsequent interim period through October 29, 2012, there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Reznick Group on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Reznick Group, would have caused Reznick Group to make reference thereto in its reports on the Company's financial statements for such years, and (ii) no "reportable events" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

During the two fiscal years ended March 31, 2012 and March 31, 2011, and the subsequent interim period through October 29, 2012, neither the Company, nor anyone acting on its behalf, consulted J.H. Cohn regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the financial statements of the Company, and no written report or oral advice was provided to the Company by J.H. Cohn that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a "reportable event" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Reznick Group with a copy of this Form 8-K and requested that Reznick Group provide the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Reznick Group agrees with the above statements. A copy of the Reznick Group's letter, dated October 29, 2012, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are filed with this report:

Exhibit No. Description

16.1 Letter to the Securities and Exchange Commission from Reznick Group, P.C., dated October 29, 2012.

SIGNATURE

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the Partnership has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Boston Capital Tax Credit Fund III L.P.
	By:	Boston Capital Associates III L.P.
General Partner
	By:	BCA Associates Limited Partnership,
General Partner
	By:	C&M Management Inc.,
General Partner
Date: October 31, 2012	By:	/s/ John P. Manning

John P. Manning

Exhibit Index

Exhibit No. Description

16.1 Letter to the Securities and Exchange Commission from Reznick Group, P.C., dated October 29, 2012.